UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 27, 2020
Date of Report (date of earliest event reported)

LITHIA MOTORS INC
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events (furnished)

Lithia Motors, Inc. is providing this update to highlight certain aspects of the impact of the COVID-19 virus on the company, and actions that the company is taking to address those impacts. The company does not plan to provide further updates prior to its normal earnings announcement.

Lithia’s Operations and Liquidity
Our priority continues to be taking care of our team members and communities. Most state and local governments have deemed both vehicle service and sales operations an essential business. We continue to follow all governmental instructions and safety guidelines at our facilities and in our operations.

We have seen a significant decline in sales and service revenue levels in certain locations. Changes in sales levels are regionalized and remain volatile. While certain states have effectively forced closures of sales operations, all of our service departments across the nation remain open.

Reliable transportation is recognized as critical to both supporting the residents of our communities and the healthcare workers, first responders, caregivers and delivery drivers. We are inspired by the numerous actions our teams have taken to ensure our employees and customers are safe and receiving services wherever, whenever and however they need us. Our home solutions, developed in Pittsburgh and growing in other markets, provides an immediate conduit to support social distancing through home service and sales.

We are well diversified with revenues driven through six distinct business lines, operations in 19 states and no single manufacturer representing more than 18% of our revenue. Despite these strengths, we are renegotiating a meaningful number of acquisitions and deferring closing on acquisitions until the second half of 2020. There are no material termination fees or costs associated with these actions.

As of today, we continue to have a strong balance sheet with over $1 billion of potential liquidity, of which, $550 million is in the form of cash and availability on our revolving lines of credit with maturity dates in 2025. The remaining liquidity may be available through unfinanced real estate.

We continue to monitor and manage our cash flows and have enacted prudent and decisive cost saving measures to respond to the volatile environment. In addition, we continue to prudently assess our capital deployment strategy through balancing acquisitions, internal investments and shareholder return activity including share repurchases and dividends.

Forward-Looking Statements
Certain statements in this presentation, and at times made by our officers and representatives, constitute forward-looking statements within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Generally, you can identify forward-looking statements by terms such as "project", "outlook", "target", "may", "will", "would", "should", "seek", "expect", "plan", "intend", "forecast", "anticipate", "believe", "estimate", "predict", "potential", "likely", "goal", "strategy", "future", "maintain", and "continue" or the negative of these terms or other comparable terms. Examples of forward-looking statements in this presentation include, among others, statements regarding:

•	Future market conditions and our sales and services;

•	Business operations, including those related to open and closed stores, staffing, cost savings measures and how we may run our business or react to COVID-19;

•	Taking advantage of opportunities and minimize risks;

•	The delay, timing and expectations regarding acquisitions;

•	Expected operating results;

•	Continuation of any stock repurchase program;

•	Availability of liquidity from our cash, availability on our credit facility and unfinanced operating real estate; and

•	Our strategies for customer retention, growth, market position, financial results and risk management.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this presentation. Therefore, you should not rely on any of these forward-looking statements. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation:

•	Future economic and financial conditions (both nationally and locally);

•	The impacts of COVID-19, including government actions and customer, employee, supplier and business partner actions;

•	Changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers;

•	Risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms);

•	The adequacy of our cash flow and earnings and other conditions which may affect our liquidity, and ability to pay our quarterly dividend at the planned level;

•	Disruptions to our technology network including computer systems and software or other disruptions of our operating systems, structures, facilities or equipment; and

•
Government regulations, legislation and others set forth throughout "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and in "Part I, Item 1A. Risk Factors" of our most recent Annual Report on Form 10-K, and from time to time in our other filings with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 27, 2020		LITHIA MOTORS, INC.
		By:	/s/ Tina Miller
Tina Miller
Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).